SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐          Preliminary Proxy Statement
☐       Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒          Definitive Additional Materials
☐           Soliciting Material Under Rule 14a-12

AFL-CIO Housing Investment Trust
(Name of Registrant as Specified In Its Charter)

_____________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MEMORANDUM

To:                      Participants, AFL-CIO Housing Investment Trust

From:                  Steve Coyle

Date:                   December 8, 2010

Subject:               2010 Annual Meeting

Enclosed is an additional copy of the ballot and proxy card related to the 2010 Annual Meeting of Participants scheduled for December 21, 2010.  This material notes exactly the number of Units held by the specific Participant and the total number of outstanding Units of Participation as of the December 1, 2010 Record Date.

A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein and in the precious proxy communication, as soon as possible.

Enclosure

AFL -CIO HOUSING INVESTMENT TRUST

PROXY

2010 Annual Meeting of Participants

The undersigned hereby appoints Erica Khatchadourian and Saul A. Schapiro and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust” or the “HIT”) to be held December 21, 2010 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

(I)  For the election of a Chairman to serve until the 2011 Annual Meeting of Participants or until his successor is elected and qualifies:

John J. Sweeney FOR [ ] AGAINST [ ] ABSTAIN [ ]

(II)  For the election of one (1) Class III Union Trustee and one (1) Class III Management Trustee, to serve until the 2013 Annual Meeting of Participants or until their respective successors are elected and qualify:

Frank Hurt (Class III Union Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

Tony Stanley (Class III Management Trustee) FOR [ ] AGAINST [ ] ABSTAIN [ ]

(III)  For ratification of the Board of Trustees’ selection of Ernst & Young, LLP as the Trust’s independent registered public accounting firm for the Trust’s 2010 fiscal year:

FOR [ ] AGAINST [ ] ABSTAIN [ ]

(IV)  To approve an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets:

FOR [ ] AGAINST [ ] ABSTAIN [ ]

(V)  Upon such other matters as may properly come before the meeting:

FOR [ ] AGAINST [ ] ABSTAIN [ ]

The Trustees recommend a vote FOR the above items.  ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof.  The undersigned hereby acknowledges receipt of the Notice of the 2010 Annual Meeting of Participants to be held December 21, 2010 and the Proxy Statement dated December 2, 2010.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Dated:  _______________, 2010

Participant ID:

Participant Name:

Number of Units:          _______________  (total of 3,351,038.628 outstanding Units of Participation)

By:                               __________________________________________
(Signature)

            __________________________________________
(Name – please print)

Title:                             __________________________________________
(please print)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL:	PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:      PLEASE SIGN, DATE AND FAX THIS PROXY TO
(202) 331-8190.

BY INTERNET:	COMMENCING ON DECEMBER 8, 2010, PLEASE GO TO https://proxy.aflcio-hit.com AND ENTER THE USER NAME AND PASSWORD INDICATED BELOW. (Please note the User Name and Password are case sensitive.)

User Name:      ______________________________________

Password:        ______________________________________

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
BY MIDNIGHT ON DECEMBER 20, 2010.